                                                                     EXHIBIT 4.2

                                 CONNECT, INC.

                            1996 STOCK OPTION PLAN



     1.   PURPOSES OF THE PLAN.  The purposes of this Stock Option Plan are to
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attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:
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          (a)  "Administrator" shall mean the Board or any of its Committees
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appointed pursuant to Section 4 of the Plan.

          (b)  "Affiliate" shall mean an entity other than a Subsidiary (as
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defined below) in which the Company owns an equity interest.

          (c)  "Applicable Laws" shall have the meaning set forth in Section
                ---------------
4(a) below.

          (d)  "Board" shall mean the Board of Directors of the Company.
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          (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
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          (f)  "Committee" shall mean the Committee appointed by the Board of
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Directors in accordance with Section 4(a) of the Plan, if one is appointed.

          (g)  "Common Stock" shall mean the Common Stock of the Company.
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          (h)  "Company" shall mean CONNECT, Inc., a Delaware corporation
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(formerly, CONNECT, Inc., a California corporation).

          (i)  "Consultant" means any person, including an advisor, who is
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engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (j)  "Continuous Status as an Employee or Consultant" shall mean the
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absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that once the Company
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registers any class of any equity security pursuant to Section 12 of the Exchange Act, such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

          (k)  "Director" shall mean a member of the Board.
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          (l)  "Employee" shall mean any person (including any Named Executive,
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Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (m)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended.

          (n)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (o)  "Incentive Stock Option" shall mean an Option intended to qualify
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as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (p)  "Named Executive" shall mean any individual who, on the last day
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of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (q)  "Nonstatutory Stock Option" shall mean an Option not intended to
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qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (r)  "Officer" shall mean a person who is an officer of the Company
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within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "Option" shall mean a stock option granted pursuant to the Plan.
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          (t)  "Optioned Stock" shall mean the Common Stock subject to an
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Option.

          (u)  "Optionee" shall mean an Employee or Consultant who receives an
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Option.

          (v)  "Parent" shall mean a "parent corporation," whether now or
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hereafter existing, as defined in Section 424(e) of the Code.

          (w)  "Plan" shall mean this 1996 Stock Option Plan.
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          (x)  "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange
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Act as the same may be amended from time to time, or any successor provision.

          (y)  "Share" shall mean a share of the Common Stock, as adjusted in
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accordance with Section 14 of the Plan.

          (z)  "Subsidiary" shall mean a "subsidiary corporation," whether now
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or hereafter existing, as defined in Section 424(f) of the Code.

     3.   STOCK SUBJECT TO THE PLAN.  Subject to the provisions of Section 14 of
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the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 2,500,000 shares (adjusted to reflect the Delaware reincorporation) of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.
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          (a)  COMPOSITION OF ADMINISTRATOR.
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               (i)    MULTIPLE ADMINISTRATIVE BODIES.  If permitted by Rule
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16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be
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administered by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

               (ii)   ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS.
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With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and
Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the

Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

               (iii)  ADMINISTRATION WITH RESPECT TO OTHER PERSONS.  With
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respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (iv)   GENERAL.  If a Committee has been appointed pursuant to
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subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

          (b)  POWERS OF THE ADMINISTRATOR.  Subject to the provisions of the
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Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

          (c)  EFFECT OF ADMINISTRATOR'S DECISION.  All decisions,
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determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   ELIGIBILITY.
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          (a)  RECIPIENTS OF GRANTS.  Nonstatutory Stock Options may be granted
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to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be
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eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

          (b)  TYPE OF OPTION.  Each Option shall be designated in the written
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option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c)  NO EMPLOYMENT RIGHTS.  The Plan shall not confer upon any
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Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   TERM OF PLAN.  The Plan shall become effective upon the earlier to
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occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

     7.   TERM OF OPTION.  The term of each Option shall be the term stated in
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the Option Agreement; provided, however, that in the case of an Incentive Stock
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Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   LIMITATION ON GRANTS TO EMPLOYEES.  Subject to adjustment as provided
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in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 shares (adjusted to reflect the Delaware reincorporation).

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.
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          (a)  EXERCISE PRICE.  The per Share exercise price for the Shares to
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be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                      (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)   In the case of a Nonstatutory Stock Option

                      (A) granted to an Employee who, at the time of the grant of such Nonstatutory Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                      (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; or

                      (C) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding anything to the contrary in subsections 9(a)(i) or 9(a)(ii) above, in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b)  PERMISSIBLE CONSIDERATION.  The consideration to be paid for the
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Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price,
(7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  EXERCISE OF OPTION.
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          (a)  PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.  Any Option
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granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT.  In the event
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of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within one (1) month (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six
(6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)  DISABILITY OF OPTIONEE.  Notwithstanding Section 10(b) above, in
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the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, he or she may, but only within twelve (12) months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  DEATH OF OPTIONEE.  In the event of the death of an Optionee:
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               (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

               (ii) within one (1) month (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (e)  RULE 16B-3.  Options granted to persons subject to Section 16(b)
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of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11.  WITHHOLDING TAXES.  As a condition to the exercise of Options granted
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hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     12.  STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS.  At the
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discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph.

When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").
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          Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  NON-TRANSFERABILITY OF OPTIONS.  The Option may not be sold, pledged,
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assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

     14.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.
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          (a)  ADJUSTMENT.  Subject to any required action by the stockholders
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of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  CORPORATE TRANSACTIONS.  In the event of the proposed dissolution
               ----------------------
or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     15.  TIME OF GRANTING OPTIONS.  The date of grant of an Option shall, for
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all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.
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          (a)  AMENDMENT AND TERMINATION.  The Board may amend or terminate the
               -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section 20 of the
Plan:

               (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

               (ii) any change in the designation of the class of persons eligible to be granted Options;

               (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require stockholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

               (iv) any revision or amendment requiring stockholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

          (b)  STOCKHOLDER APPROVAL.  If any amendment requiring stockholder
               --------------------
approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 20 of the Plan.

          (c)  EFFECT OF AMENDMENT OR TERMINATION.  Any such amendment or
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termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17.  CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be issued
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pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     18.  RESERVATION OF SHARES.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  OPTION AGREEMENT.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     20.  STOCKHOLDER APPROVAL.
          --------------------

          (a)  Stockholder approval of the Plan shall be obtained within twelve
(12) months before or after the date the Plan is adopted, provided that neither the grant nor the exercise of Options hereunder shall be contingent on obtaining such approval. In the event stockholder approval is not obtained in accordance with this Section 20(a), Options designated as Incentive Stock Options shall instead be treated as Nonstatutory Stock Options. Stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

          (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

               (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

               (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

     21.  INFORMATION TO OPTIONEES.  The Company shall provide financial
          ------------------------
statements at least annually to each Optionee during the period such Optionee has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                 CONNECT, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

     CONNECT, Inc. (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.  Definitions:
         -----------

          (a) "Optionee" shall be ((Optionee)).

          (b) "Date of Option Grant" shall mean ((DateofGrant)).

          (c) "Number of Option Shares" shall mean ((NumberofShares)) shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean ((ExercisePrice)) per share as adjusted from time to time pursuant to paragraph 9 below.

          (e) "Option Term Date" shall mean ten (10) years after the Date of Option Grant.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (g) "Company" shall mean CONNECT, Inc., a Delaware corporation, and any successor corporation thereto.

          (h) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

          (i) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (j) "Plan" shall mean the CONNECT, Inc. 1996 Stock Option Plan.

          (k) "Vesting Commencement Date" shall be ((VestingStartDate)).

          (l) "Vesting Schedule" shall be as follows:

               This Option may be exercised, in whole or in part, in accordance with the following schedule: 1/4 of the shares subject to the Option shall vest on the 12 month anniversary of the Vesting Commencement Date and 1/48 of the total number of shares subject to the Option shall vest on the ((MonthlyVestDate)) of each month thereafter.

     2.  Status of the Option.  This Option is intended to be an incentive stock
         --------------------
option as described in Section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

     3.  Administration.  All questions of interpretation concerning this Option
         --------------
Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option.

     4.  Exercise of the Option.
         ----------------------

          (a) Right to Exercise.  The Option shall be exercisable during its
              -----------------
term in accordance with the Vesting Schedule. Notwithstanding the foregoing, except as provided in paragraph 12 below, the aggregate fair market value of the stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, together with any other incentive stock options which are exercisable for the first time during any such year, as determined in accordance with Section 422(d) of the Code, shall not exceed One Hundred Thousand Dollars ($100,000). Such limitation on exercise described in Section 422(d) of the Code shall be referred to in this Option Agreement as the "$100,000 Exercise Limitation." Notwithstanding the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below.

          (b) Method of Exercise.  The Option shall be exercisable by written
              ------------------
notice to the Company (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

          (c) Form of Payment of Option Price.  Such payment shall be made in
              -------------------------------
cash, by check, or cash equivalent.

          (d) Withholding.  At the time the Option is exercised, in whole or in
              -----------
part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, or (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e) Certificate Registration.  The certificate or certificates for the
              ------------------------
shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) Restrictions on Grant of the Option and Issuance of Shares.  The
              ----------------------------------------------------------
grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. No Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) Fractional Shares.  The Company shall not be required to issue
              -----------------
fractional shares upon the exercise of the Option.

     5.  Non-Transferability of the Option.  The Option may be exercised during
         ---------------------------------
the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     6.  Termination of the Option.  The Option shall terminate and may no
         -------------------------
longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.  Termination of Employment.
         -------------------------

          (a) Termination of the Option.  If the Optionee ceases to be an
              -------------------------
employee of the Participating Company Group for any reason except death or disability within the meaning of Section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within one
(1) month after the date on which the Optionee's employment terminates, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death of the Optionee or disability of the Optionee, the Option may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within one (1) month after the Optionee's termination of employment. Notwithstanding the provisions of this paragraph 7(a), the Option may not be exercised after the Optionee's termination of employment to the extent shares have not vested in accordance with the Vesting Schedule.

          (b) Termination of Employment Defined.  For purposes of this paragraph
              ---------------------------------
7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

          (c) Exercise Prevented by Law.  Except as provided in this paragraph
              -------------------------
7, the Option shall terminate and may not be exercised after the Optionee's employment with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (d) Leave of Absence.  For purposes hereof, the Optionee's employment
              ----------------
with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of the Vesting Schedule if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

8.   Ownership Change and Transfer of Control.  For purposes hereof, the
     ----------------------------------------
"Control Company" shall mean the Participating Company whose stock is subject to the Option. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:
          (a) a merger of the Control Company with or into another corporation;
or

          (b) the proposed sale, exchange, or transfer (including without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets.

          (c) the sale, exchange, or transfer (including without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

          A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company.

          In the event of an Ownership Change, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option unless the Plan Administrator determines that, in connection with the Ownership Change, the Optionee shall have the right to exercise the Option as to all or a portion of the shares, including shares that would not otherwise be exercisable. The Option shall terminate effective as of the date of the Ownership Change to the extent that the Option is neither assumed, or an equivalent option substituted, by the Acquiring Corporation nor exercised as of the date of the Ownership Change.

     9.  Effect of Change in Stock Subject to the Option.  Appropriate
         -----------------------------------------------
adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10.  Rights as a Shareholder or Employee.  The Optionee shall have no
          -----------------------------------
rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11.  Notice of Sales Upon Disqualifying Disposition.  The Optionee shall
          ----------------------------------------------
dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall notify the Chief Financial Officer of the Company within thirty (30) days if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option.

     12.  Exception to $100,000 Exercise Limitation.  Notwithstanding any other
          -----------------------------------------
provision of this Option Agreement, if compliance with the $100,000 Exercise Limitation as set forth in paragraph 4(a) above will result in the exercisability of any shares in accordance with the Vesting Schedule being delayed more than thirty (30) days beyond the vesting date for such shares, the Option shall be deemed to be two (2) options. The first option shall be for the maximum number of shares subject to the Option that can comply with the $100,000 Exercise Limitation without causing the Option to be unexercisable as to vested shares. The second option, which shall not be treated as an incentive stock option as described in Section 422(b) of the Code, shall be for the balance of the shares subject to the Option and shall be exercisable on the same terms and at the same time as set forth in this Option Agreement, provided, however, that
(a) the second sentence of paragraph 4(a) above shall not apply to the second option and (b) such shares shall become vested shares on the same date or dates as set forth in this Option Agreement without regard to this paragraph. Unless the Optionee specifically elects to the contrary in the Optionee's written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.

     13.  Legends.  The Company may at any time place legends referencing any
          -------
applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

     14.  Binding Effect.  This Option Agreement shall inure to the benefit of
          --------------
and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     15.  Termination or Amendment.  The Board, including any duly appointed
          ------------------------
committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

     16.  Integrated Agreement.  This Option Agreement and the Plan constitute
          --------------------
the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     17.  Applicable Law.  This Option Agreement shall be governed by the laws
          --------------
of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     18.  Tax Consequences.  The Optionee understands that any of the foregoing
          ----------------
references to taxation are based on federal income tax laws and regulations now in effect. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

                                    CONNECT, INC.



                                    By:
                                        ---------------------------------------

                                    Title:
                                           ------------------------------------

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES IN ACCORDANCE WITH THE VESTING SCHEDULE IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY'S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 11 and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

     Dated:
           -----------------------


                                    -------------------------------------------
                                    ((Optionee)) Optionee


                                    Residence Address:
                                                      -------------------------


                                    -------------------------------------------


                                    -------------------------------------------



                                    -------------------------------------------

                                    Social Security No.
                                                       ------------------------

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------

To:       CONNECT, Inc.
Attn:     Stock Option Administrator
Subject:  Notice of Intention to Exercise Stock Option
          --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase __________ shares of CONNECT, Inc. Common Stock, under and pursuant to the Company's 1996 Stock Option Plan and the Stock Option Agreement dated ___________, as follows:

          Grant Number:    ________________________________

          Date of Purchase:  ________________________________

          Number of Shares:  ________________________________

          Purchase Price:  ________________________________

          Method of Payment

          of Purchase Price:  ________________________________

     Social Security No.:  ________________________________

     The shares should be issued as follows:

          Name: __________________________________

          Address: _______________________________

                   _______________________________

                   _______________________________

          Signed:  _______________________________

          Date: __________________________________

                               CONSENT OF SPOUSE
                               -----------------

     I, _________ , spouse of ((Optionee)), have read and approved the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Connect, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

     Dated: _______, 19__.

                                        _______________________________